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                                                                  EXHIBIT 10(KK)

                           FIRST USA PAYMENTECH, INC.
                                      1996
                               STOCK OPTION PLAN

     1. Purpose. The First USA Paymentech, Inc. 1996 Stock Option Plan (the "Plan"), effective as of the consummation of the initial public offering of Common Stock, as more fully described in the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on January 12, 1996, (the "Underwritten Offerings") is intended to provide an incentive to officers and key employees of First USA Paymentech, Inc., a Delaware corporation (the "Company"), First USA, Inc., a Delaware corporation ("First USA"), and their respective direct and indirect subsidiaries, to remain in such employ and to increase their efforts for the success of the Company by offering them an opportunity to increase their proprietary interest in the Company, through the grant of stock options ("Options") to purchase shares of common stock of the Company, par value $0.01 per share ("Common Stock"). Consistent with these objectives, the Plan authorizes the granting of Options to acquire shares of Common Stock pursuant to the terms and conditions hereinafter set forth. Pursuant to Section 5 of the Plan, Options shall also be granted to members of the Company's Board of Directors (the "Board") who are not employees of the Company, First USA, Inc. or their respective direct and indirect subsidiaries ("Nonemployee Directors"). Options granted pursuant to the Plan may consist of incentive stock options ("Incentive Stock Options") (within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and Options that are not Incentive Stock Options ("Nonqualified Stock Options"). Each Option shall be designated as an Incentive Stock Option or as a Nonqualified Stock Option. To the extent that any Option intended to be an Incentive Stock Option does not qualify as such, it shall constitute a separate Nonqualified Stock Option.

     The Plan also provides the authority to make loans ("Loans" for the purchase of Common Stock in connection with the Underwritten Offerings. The Plan is intended to satisfy the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under Section 16 of the Securities Exchange Act of 1934, as from time to time amended (the "Exchange Act"), and section 162(m) of the Code, and shall be interpreted in a manner consistent with the requirements thereof.

     2. Eligibility; Administration of the Plan.

          (a) Eligibility. Options may be granted to selected officers and key employees of the Company or First USA or their respective direct and indirect subsidiaries. In determining the persons to whom Options shall be granted, the Committee (as defined below) shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

          (b) Members of the Committee. The Plan shall be administered by a committee (the "Committee") appointed by the Board. The Committee shall consist solely of members of the Board and shall have at least two members, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of section 162(m) of the Code. Members of the Committee shall serve at the discretion of the Board.

          (c) Authority of the Committee. The Committee shall determine which officers and key employees of the Company or First USA or their respective direct and indirect subsidiaries shall receive Options and the terms and conditions thereof. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. No member of the Committee shall be liable for any act done or omitted to be done by such member, or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.
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     3.   Stock Reserved for the Plan.  The shares subject to the Plan shall consist of 4,000,000 shares of Common Stock, subject to adjustment pursuant to
Section 4(h) hereof, which may be either authorized but unissued shares or previously issued shares reacquired and held by the Company. If any outstanding Option under the Plan for any reason expires or is canceled or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

     4. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written agreement (the "Option Agreement") between the Company and the person to whom such Option is awarded (the "Optionee"), which Option Agreement shall comply with and be subject to the following terms and conditions, except as otherwise determined by the Committee:

          (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates. No Optionee shall be granted an Option or Options for more than 250,000 shares of Common Stock during any fiscal year of the Company. In the event that the aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other options plans of the Company, First USA and their respective direct and indirect subsidiaries become exercisable for the first time by an Optionee during any calendar year exceeds $100,000, Options granted in excess of such limit shall constitute Nonqualified Stock Options for all purposes. The "Fair Market Value" of a share of Common Stock shall mean (i) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, (ii) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share for the last preceding date on which there was a sale of such Common Stock on such exchange, or (iii) if the shares of Common Stock are not then traded in an over-the-counter market for listed on a national securities exchange, such value as the Committee in its discretion may determine.

          (b) Option Price. Each Option Agreement shall state the exercise price per share of Common Stock (the "Option Price"), which shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of grant of the Option; provided, however, that if an Incentive Stock Option is granted to a person owning shares of the Company possessing more than 10% of the total combined voting power of all classes of shares of the Company as defined in section 422 of the Code (a "10% Shareholder"), the Option Price shall equal 110% of the Fair Market Value of the Common Stock at the time of grant. The Option Price shall be subject to adjustment as provided in Section 4(h) hereof.

          (c) Payment of Option Price; Withholding.

               (i) Shares of Common Stock shall be issued to the Optionee upon payment in full either in cash (including through a Loan) or by an exchange of shares of Common Stock of the Company previously owned by the Optionee, or a combination of cash and shares, in an amount or having a combined value equal to the aggregate Option Price for the shares subject to the Option or portion thereof being exercised. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such shares on the date of the exercise of such Option. The Optionee shall be entitled to elect to pay all or a portion of the aggregate purchase price by having shares of Common Stock having a Fair Market Value on the date of exercise equal to the aggregate Option Price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. (S)220.

               (ii) The Company may defer making payment or delivery of any benefits under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable on shares deliverable under the Plan. To the extent authorized by the Committee, the Optionee shall be entitled to elect to pay all or a portion of all taxes arising in connection with the exercise of an Option by electing to (A) have the Company withhold shares of Common Stock, or (B) deliver other shares of Common Stock previously owned by the Optionee having a Fair Market Value equal to the amount to be


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          withheld; provided, however, that the amount to be withheld shall not exceed the Optionee's estimated total federal, state and local tax obligations associated with the transaction. The Fair Market Value of fractional shares remaining after payment of the withholding taxes shall be paid to the Optionee in cash. Such election by an Optionee who is subject to the reporting requirements of Section 16(a) of the Exchange Act shall be made in accordance with the requirements of Rule 16b-3 and, to the extent necessary to comply with the requirements of Rule 16b-3 as from time to time in effect, shall not be permitted in respect of an exercise of an Option that occurs within six months of its grant.

         (d) Term and Exercise of Options. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that, under circumstances other than those set forth in Section 4(h)(iii) hereof, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate; and further provided, however, that such exercise period shall not exceed ten (10) years from the date of grant of such Option; and further provided, however, that an Incentive Stock Option granted to a 10% Shareholder shall have a term not exceeding five years from the date of grant. The exercise period shall be subject to earlier termination as provided in Sections 4(e) and 4(f) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or to such individual as the Committee may from time to time designate.

          (e) Termination Except as provided in this Section 4(e) and in Section 4(o hereof, an Option may not be exercised unless the Optionee is then in the employ of the Company, First USA or one of their respective direct or indirect subsidiaries, and unless the Optionee has remained continuously so employed since the date of grant of the Option. In the event that the employment of an Optionee shall terminate (other than by reason of death or disability), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause (as determined by the Committee), all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto or in a Loan granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Company, First USA or their respective direct or indirect subsidiaries or interfere in any way with the right of the Company, First USA or direct or indirect subsidiaries to terminate such employment.

          (f) Death Disability or Retirement of Optionee. If an Optionee shall die while employed by the Company, First USA or their respective direct or indirect subsidiaries, or within three (3) months after the termination of such Optionee's employment, other than for cause (as determined by the Committee), or if the Optionee's employment shall terminate by reason of disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable at the time of death or termination of employment) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within six
     (6) months (or such longer period as may be determined by the Committee in its sole discretion) after the date of death or disability of the Optionee. If Optionee terminates employment with the Company or First USA, or their subsidiaries, by reason of Retirement (as defined below), then the Committee, in its discretion, may determine whether or not the Option will vest in part or whole, and any additional terms applicable to such vesting. "Retirement" shall mean such circumstances determined as retirement in the sole discretion of the Committee.

          (g) Transferability of Options. Options granted under the Plan shall not be transferable except (i) by will or by the laws of descent and distribution, or (ii) as specifically provided in this Section 4(g). Any Optionee may transfer Options to members of his or her Immediate Family (as defined in this Section 4(g)) if (i) the Option Agreement with respect to such Options so provides, (ii) such Option Agreement was approved by the Compensation Committee, and (iii) the Optionee does not receive any consideration for the transfer. "Immediate Family" refers to children, grandchildren and spouse of the Optionee or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners. Any Option Agreement


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     may be amended to provide for the transferability feature as outlined above, provided that such amendment must be approved by the Committee. Any Option not granted pursuant to an Option Agreement expressly permitting its transfer or amended expressly to permit its transfer shall not be transferable. Options may be exercised, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative or his transferee as permitted under this Section 4(g).

               (h) Effect of Certain Changes.

               (i) If there is any change in the number or class of shares of Common Stock through the declaration of stock or cash dividends, or a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number or class of shares of Common Stock available for Options, the number or class of such shares covered by outstanding Options, and the price per share of such Options may be proportionately adjusted by the Committee in its sole discretion to reflect any such change in the number or class of issued shares of Common Stock; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. In the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Company's shareholders, the Committee may equitably adjust outstanding Options as it deems appropriate in its sole discretion.

               (ii) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Company with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then aggregate Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation.

               (iii) For purposes of the Plan, the "FUSA Companies" shall be defined to include First USA, so long as First USA owns or controls at least 25% of the outstanding voting securities of the Company, and the Company. If while unexercised Options remain outstanding under the Plan

                    (A) any Person (as defined in this clause A) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange
               Act), directly or indirectly, of securities of the FUSA Companies (not including in the securities beneficially owned by such Person any securities acquired directly from the FUSA Companies or any of their affiliates) representing 25% or more of the combined voting power of either of the FUSA Companies' then respective outstanding voting securities. For purposes of this Plan, "Person" shall mean any person (as defined in Section 3(a)(9) of the Securities Exchange Act), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act) other than (1) any employee plan established by a FUSA Company, (2) a FUSA Company or any of their affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (3) an underwriter temporarily holding securities pursuant to an offering of such securities, and (4) a corporation owned, directly or indirectly, by stockholders of a FUSA Company in substantially the same proportions as their ownership of the FUSA Company; or

                    (B) during any period of up to two consecutive years (not
               including any period prior to the date hereof), individuals who at the beginning of such period and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of a FUSA Company) whose appointment or election by the respective Board of Directors or nomination for election by the respective FUSA Companies' stockholders was approved by a vote of at least two-thirds (2/3) of the applicable directors then still in office who either were directors at the beginning of such period or whose

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               appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                    (C) there is consummated a merger or consolidation of a FUSA
               Company with any other corporation or the stockholders of a FUSA Company approve the issuance of voting securities of the respective FUSA Company in connection with a merger or consolidation of the respective FUSA Company (or any direct or indirect subsidiary of the respective FUSA Company) pursuant to applicable stock exchange requirements, other than (i) a merger or consolidation with First USA Financial, Inc. or one of its direct or indirect subsidiaries, or (ii) a merger or consolidation which would result in the voting securities of the respective FUSA Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the respective FUSA Company, at least 75% of the combined voting power of the voting securities of the respective FUSA Company or such surviving entity or any parent thereof Outstanding immediately after such merger or consolidation, or (iii) a merger or consolidation effected to implement a recapitalization of the respective FUSA Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the respective FUSA Company (not including in the securities beneficially owned by such Person, any securities acquired directly from the respective FUSA Company or its subsidiaries other than in connection with the acquisition by the respective FUSA Company or its subsidiaries of a business) representing 25% or more of either the then outstanding shares of common stock of the respective FUSA Company or the combined voting power of the respective FUSA Company's then outstanding securities; or

                    (D) the stockholders of a FUSA Company approve a plan of
               complete liquidation or dissolution of the respective FUSA Company or there is consummated an agreement for the sale or disposition by the respective FUSA Company of all or substantially all of the respective FUSA Company's assets, other than a sale or disposition by the respective FUSA Company of all or substantially all of the respective FUSA Company's assets to an entity, at least 75% of the combined voting power of which are owned by Persons in substantially the same proportions as their ownership of the respective FUSA Company immediately prior to such sale;

          then from and after the date on which public announcement of the acquisition of such percentage shall have been made or the date on which the change in the composition of the Board of Directors set forth above shall have occurred or the date of such consummation or approval, whichever is applicable (the applicable date being referred to hereinafter as the "Acceleration Date"), all then outstanding Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares of other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof

               (iv) In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

               (v) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

               (vi) Except as expressly provided in this Section 4(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend

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          or any other increase or decrease in the number shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

          (i) Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or the distribution of other rights for which the record date is prior to the date of such stock certificate is issued, except as provided in Section 4(h) hereof.

          (j) Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions not inconsistent with this Plan including, without limitation, the imposition of restrictions upon the exercise of an Option, as the Committee shall deem advisable.

     5. Nonemployee Director Options. Notwithstanding any of the other provisions of the Plan to the contrary, the provisions of this Section 5 shall apply only to grants of Options to Nonemployee Directors. Except as set forth in this Section 5, the other provisions of the plan shall apply to grants of Options to Nonemployee Directors to the extent not inconsistent with this
Section 5. For purposes of interpreting Section 4(e) hereof, a Nonemployee Director's service as a member of the Board shall be deemed to be employment with the Company.

          (a) General. Nonemployee Directors shall receive Options in accordance with this Section 5 and may not be granted or other awards under this Plan. The Option Price per share of Common Stock purchasable under Options granted to Nonemployee Directors shall be the Fair Market Value of a share on the date of grant. No Option Agreement with any Nonemployee Director may alter the provisions of this Section 5.

          (b) Automatic Grants. An Option to purchase 5,000 shares of Common Stock shall be granted automatically, without action by the Committee, (i) on the date following the Underwritten Offerings at an exercise price equal to the Initial Public Offering price less the underwriting discount per share, to each then Nonemployee Director and (ii) on the date following the date on which a new Nonemployee Director shall be elected or appointed, to such new Nonemployee Director. On the date following each annual meeting of stockholders commencing with the first annual meeting after the Underwritten Offerings, each Nonemployee Director (other than a Nonemployee Director who is first elected at such annual meeting) shall be granted automatically, without action by the Committee, an Option to purchase 2,500 shares of Common Stock.

          (c) Exercisability. Each Option shall be fully exercisable on the date the Option is granted.

          (d) Duration. Each Option granted to a Nonemployee Director shall expire on the first to occur of (i) the tenth anniversary of the date of grant of the Option, and (ii) ninety days following the Nonemployee Director's termination of service as a member of the Board other than for cause. The Committee may not provide for an extended exercise period beyond the periods set forth in this Section 5.

     6. Loan Provisions. Subject to the provisions of the Plan and all applicable federal and state laws, rules and regulations, the Committee shall have the authority to approve the making of Loans pursuant hereto to Optionees (on such terms and conditions as the Committee shall determine), in order to enable such Optionees to purchase shares in connection with the Underwritten Offerings. Loans shall be evidenced by a promissory note or other agreement, signed by the borrower, which shall contain provisions for repayment and such other terms and conditions as the Committee shall determine.

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

     7. Term of Plan. Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     8 Amendment. The Board may at the time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval under applicable law or in order for the exemptions available under Rule 16b-3 to be applicable to the Plan and the Optionees or to preserve under section 162(m) of the Code the deductibility by the Company of compensation related hereto, shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon on or before the effective date of the amendment. Such approval shall be obtained in such manner as is required by the Company's Certificate of Incorporation, its By-Laws, and the laws of the State of Delaware as in effect at the time of such approval. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights or obligations of any Optionee, without such Optionee's consent, under any Option theretofore granted under the Plan.

     9. Effective Date. The Plan shall become effective as of the consummation of the Underwritten Offerings, subject to the receipt of approval of the Plan by the sole stockholder of the Company entitled to vote thereon.

     10. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     11. Governing Law. This Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

     12. Interpretation. The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, with section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

     This Plan has been adopted by the Board as of February 7, 1996 and approved by the sole stockholder of the Company as of February 7, 1996.

                            FIRST AMENDMENT TO THE
                          FIRST USA PAYMENTECH, INC.
                            1996 STOCK OPTION PLAN
                            ----------------------

     WHEREAS, First USA Paymentech, Inc. a Delaware corporation (the "Company"), has heretofore maintained the First USA Paymentech, Inc. 1996 Stock Option Plan (the "Plan") for the benefit of certain employees; and

     WHEREAS, the Company considers it advisable to amend the Plan to clarify the original intent of the Plan with respect to the full vesting of options upon the death or disability of an Optionee; and

     WHEREAS, pursuant to Section 8 of the Plan, the Board of Directors of the Company approved this Amendment on October 15, 1996;

     NOW, THEREFORE, the Company hereby amends the Plan by deleting Paragraph
(f) of Section 4 of the Plan in its entirety and inserting therefore the following:
          (f) Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by the Company, First USA or one of their respective direct or indirect subsidiaries, or if the Optionee's employment shall terminate by reason of disability, all Options theretofore granted to such Optionee shall fully vest and be 100% exercisable and may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within six (6) months (or such longer period as may be determined by the Committee in its sole discretion) after the date of death or disability of the Optionee. If Optionee terminates employment with the Company or First USA, or one of their subsidiaries, by reason of Retirement (as defined below), then the Committee, in its discretion, may determine whether or not the Option will vest in part or whole, and any additional terms applicable to such vesting. "Retirement" shall mean such circumstances determined as retirement in the sole discretion of the Committee. If an Optionee shall die within three
     (3) months after the termination of such Optionee's employment, other than for cause (as determined by the Committee), all Options theretofore granted to such Optionee (to the extent such Options were exercisable at the time of death) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of the Optionee, at any time within six (6) months (or such longer period as may be determined by the Committee in its sole discretion) after the date of death of the Optionee.

     IN WITNESS WHEREOF, the Company has adopted this amendment as of the Effective Date.

                                     FIRST USA PAYMENTECH, INC.

                                     By:  /s/ Philip Taken
                                         --------------------------------

                                         Title: Senior Vice President, General
                                                 Counsel and Assistant Secretary